SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Net change in non-cash working capital items:
Accounts payable and accrued liabilities	$ 2,832	$ 3,603
Prepaid expenses and other assets	(225)	(904)
Amounts receivable	(631)	(1,464)
Taxes payable	(768)	863
Amounts due to related parties	(196)	(127)
Taxes recoverable	(2,842)	71
Inventory	(2,931)	(998)
Net change in non-cash working capital	$ (4,761)	$ 1,044